UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2015

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure provided under Item 5.02(c) below is incorporated herein by reference.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 3, 2015, Myriad Genetics, Inc. (“Myriad” or the “Company”) announced its financial results for the three and six months ended December 31, 2014. The earnings release is attached hereto as an exhibit to this Current Report on Form 8-K and incorporated herein by reference, and is being furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a)	Not applicable.

(b)	On February 3, 2015, the Company announced that Peter D. Meldrum, President and Chief Executive Officer, has notified the Company of his decision to retire at the conclusion of the fiscal year on June 30, 2015. Effective as of that date, Mr. Meldrum will also retire from his position as a member of the Company’s Board of Directors. The disclosure provided under Item 5.02(c) below is incorporated herein by reference. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and incorporated herein by reference, and is being filed pursuant to this Item 5.02 as Exhibit 99.2 to this Current Report on Form 8-K.

(c)	On February 3, 2015, the Company announced that Mark C. Capone, President of the Company’s largest wholly-owned subsidiary, Myriad Genetic Laboratories, Inc., will succeed Mr. Meldrum as President and Chief Executive Officer of Myriad Genetics, Inc., effective as of July 1, 2015. Effective as of that date, Mr. Capone will also be appointed as a member of the Company’s Board of Directors. The press release is attached hereto as an exhibit to this Current Report on Form 8-K and incorporated herein by reference, and is being filed pursuant to this Item 5.02 as Exhibit 99.2 to this Current Report on Form 8-K.

Resignation Agreement with Mr. Meldrum

On January 30, 2015, the Company entered into a Resignation Agreement with Mr. Meldrum. Pursuant to the Resignation Agreement, Mr. Meldrum will hold the title of President and Chief Executive Officer and Director until June 30, 2015 and maintain employment on a full-time basis until June 30, 2015, at which point he will retire as an employee and Director of the Company. Upon his retirement, Myriad has agreed to pay Mr. Meldrum $1,287,500, less all applicable taxes and withholding amounts, and accelerate the vesting of all of his stock options and performance stock units that are due to vest on or before September 30, 2016 (subject to the achievement of any applicable performance targets set forth in such performance stock units) in order to (i) retain Mr. Meldrum as a non-employee consultant to provide certain consulting services to the Company through December 31, 2015, and (ii) provide Mr. Meldrum payment for his accomplishments and contributions to the success of the Company during his 24 years of service to Myriad. The

Resignation Agreement also provides for the release of all claims by Mr. Meldrum against the Company, subject to specific exceptions, and the release of all claims by the Company against Mr. Meldrum. Additionally, as part of the Company’s regular year-end compensation determinations, the Company will pay Mr. Meldrum his annual cash incentive bonus for fiscal 2015 and his three-year cash incentive bonus awarded in fiscal 2012, each as determined by the Compensation Committee of the Board of Directors, as described under the headings “Executive Compensation – Fiscal Year 2014 Named Executive Officer Compensation—Annual Cash Incentive Bonus” and “Executive Compensation — Narrative Disclosure to Summary Compensation Table and 2014 Fiscal Year Grants of Plan-Based Awards Table” in the Company’s definitive proxy statement for its 2014 annual meeting of stockholders filed with the Securities and Exchange Commission on October 14, 2014 (the “Proxy Statement”).

The foregoing description of the Resignation Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Employment Arrangements with Mr. Capone

Mr. Capone, age 52, has spent 13 years at Myriad, holding various senior management positions, most recently president of Myriad’s largest wholly-owned subsidiary, Myriad Genetic Laboratories. Previously, he served for 17 years at Eli Lilly and Company where he held positions as product development manager, manufacturing plant manager and area sales director. Mr. Capone received his B.S. degree in chemical engineering from Penn State University, graduating with highest distinction, and both his M.S. degree in chemical engineering and M.S. degree in management from the Massachusetts Institute of Technology.

Upon assuming the role of President and Chief Executive Officer, Mr. Capone will receive an annual base salary of $800,000 per year, and will be eligible to receive an annual cash incentive bonus of up to 100% of his base salary, with the actual amount to be determined by the Compensation Committee under the Company’s compensation programs, as described under the heading “Executive Compensation – Compensation Discussion and Analysis – Elements of Our Compensation Program” in the Proxy Statement.

Mr. Capone has previously entered into the Company’s standard form of employment agreement and executive retention agreement, as described under the headings “Executive Compensation — Narrative Disclosure to Summary Compensation Table and 2014 Fiscal Year Grants of Plan-Based Awards Table” and “Executive Compensation — Potential Payments Upon Termination or Change-in-Control” in the Proxy Statement. Mr. Capone’s employment agreement and retention agreement have been filed as Exhibit 10.21 and Exhibit 10.24, respectively, to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, File No. 0-26642, and are incorporated by reference into this Item 5.02.

Mr. Capone has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

(d)	The disclosure provided under Item 5.02(c) above is incorporated herein by reference.

(e)	The disclosure provided under Item 5.02(c) above is incorporated herein by reference.

(f)	Not applicable.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(d)

Exhibit Number	Description

10.1	Resignation Agreement between Myriad Genetics, Inc. and Peter D. Meldrum dated January 30, 2015.

99.1	Earnings release dated February 3, 2015 for the three and six months ended December 31, 2014.

99.2	Press release dated February 3, 2015.

The press releases may contain hypertext links to information on our website or other parties’ websites. The information on our website and other parties’ websites is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

In accordance with General Instruction B-2 of Form 8-K, the information set forth in Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: February 3, 2015	By:	/s/ Peter D. Meldrum
Peter D. Meldrum
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Resignation Agreement between Myriad Genetics, Inc. and Peter Meldrum dated January 30, 2015.

99.1	Earnings release dated February 3, 2015 for the three and six months ended December 31, 2014.

99.2	Press release dated February 3, 2015.